EXHIBIT 9.

                          CONSENT OF ERNST & YOUNG LLP


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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 19, 1999, with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company included in Pre-Effective Amendment No. 1 to the Registration Statement (Form S-6 No. 333-68087) and related Prospectus of the Legacy Builder Variable Life Separate Account.

                                      ERNST & YOUNG LLP


Des Moines, Iowa
June 7, 1999